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                                                                   Exhbit 10.6.2

                                                                  EXECUTION COPY

                        MASTER ASSIGNMENT AND ACCEPTANCE

     Reference is made to (A) the Credit Agreement dated as of January 11, 2000, (the "Original Credit Agreement"), among Kansas City Southern ("Holdings"), The Kansas City Southern Railway Company (the "Borrower"), the Lenders from time to time party thereto and JPMorgan Chase Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, (B) the Original Credit Agreement as amended and restated as of the June 12, 2002, among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders from time to time party thereto and JPMorgan Chase Bank (the "Restated Credit Agreement") and (C) the Amendment and Restatement Agreement (the "Amendment Agreement") dated as of June 12, 2002, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Original Credit Agreement and the Restated Credit Agreement.

     All Lenders executing this Master Assignment and Acceptance that hold Tranche B Term Loans under the Original Credit Agreement, and all financial institutions that will hold Tranche B Term Loans under the Restated Credit Agreement, agree as follows:

     SECTION 1. "Interest" means all interests in a Party's rights and obligations under the Restated Credit Agreement with respect to the Tranche B credit facilities contained therein, including, without limitation, the Term Loans that are outstanding on the Master Assignment Date.

     "New Lender" means any Party that shall not have been a Lender holding Tranche B Term Loans under the Original Credit Agreement.

     "Party" means any party to this Master Assignment and Acceptance other than Holdings or the Borrower.

     SECTION 2. Effective as of the Master Assignment Date set forth below, and after giving effect to the prepayments required under Section 3 of the Amendment Agreement, each Party hereby purchases and assumes and/or sells and assigns its rights and obligations under the Restated Credit Agreement such that such Party will hold an Interest, after giving effect to the transactions provided for in this Master Assignment and Acceptance, in the amount specified on such Party's signature page to this Master Assignment and Acceptance. To the extent that a Party's Interest is greater following the execution of this Master Assignment and Acceptance than it was prior to the execution of this Master Assignment and Acceptance (an "Increasing Lender"), such Increasing Lender will be deemed to


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have purchased and assumed the increase in such Lender's Interest from all
Parties whose Interests have decreased as a result of the transactions provided for in this Master Assignment and Acceptance ("Decreasing Lenders") ratably in accordance with the Interests transferred by such Decreasing Lenders. Each Decreasing Lender shall be deemed to have sold and assigned an amount equal to the decrease in its Interest to the Increasing Lenders ratably in accordance with the Interests acquired by such Increasing Lenders. Each Party represents and warrants that it is the legal and beneficial owner of any interests being assigned by it hereunder and that such interests are free and clear of any Liens. Each New Lender hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Master Assignment Date (i) each New Lender shall be a party to and be bound by the provisions of the Restated Credit Agreement and, to the extent of the interests held by it after giving effect to the transactions provided for in this Master Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) each Party shall, to the extent of the interests assigned by it pursuant to this Master Assignment and Acceptance, relinquish its rights and be released from its obligations under the Restated Credit Agreement.

     SECTION 3. On the Master Assignment Date, subject to the terms and conditions set forth herein, (i) each Increasing Lender purchasing and assuming Interests pursuant to Section 2 above shall pay an amount equal to the difference between such Lender's Interest after giving effect to the transactions provided for in this Master Assignment and Acceptance and such Lender's Interest prior to such transactions by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (ii) the Administrative Agent shall promptly pay to each Decreasing Lender selling and assigning Interests pursuant to Section 2 above, out of the amounts received by the Administrative Agent pursuant to clause (i) of this Section, an amount equal to the difference between such Lender's Interest before giving effect to the transactions provided for in this Master Assignment and Acceptance and such Lender's Interest after giving effect to such transactions by wire transfer of immediately available funds to the account designated by such Decreasing Lender to the Administrative Agent; provided, however that the execution, delivery or effectiveness of this Master Assignment and Acceptance shall not affect the Borrower's obligations accrued in respect of any principal, interest, fees or other amounts under the Original Credit Agreement or discharge or release the Lien or priority of any pledge agreement or any other security therefor.

     SECTION 4. (a) This Master Assignment and Acceptance is being delivered to the Administrative Agent together with (i) to the extent required for each New Lender, any documentation required to be delivered by such New Lender pursuant to Section 2.17(e) of the Original Credit Agreement, and (ii) for each New Lender, an Administrative Questionnaire in the form provided by the Administrative Agent.

     (b) All New Lenders will be deemed to have agreed and become party to the Amendment Agreement.

     SECTION 5. This Master Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:  June 12, 2002

Effective Date, of Assignment ("Master Assignment Date"):  June 12, 2002

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     IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                   KANSAS CITY SOUTHERN

                                      by   /s/ Robert H. Berry
                                         ---------------------------------------
                                           Name:  Robert H. Berry
                                           Title:  Senior Vice President & CFO

                                   THE KANSAS CITY SOUTHERN
                                   RAILWAY COMPANY

                                      by   /s/ Robert H. Berry
                                         ---------------------------------------
                                           Name:  Robert H. Berry
                                           Title:  Senior Vice President & CFO

                                   JPMORGAN CHASE BANK, as
                                   Administrative Agent, Collateral Agent,
                                   Issuing Bank, Swingline Lender and
                                   Assignor,

                                      by   /s/ Julie S. Long
                                        ----------------------------------------
                                           Name:  Julie S. Long
                                           Title:  Vice President

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Signature Page to Kansas City Southern
Master Assignment and Acceptance
dated as of June 12, 2002



[_]  New or Ongoing Lender*
Principal amount of assumed and assigned Interest after giving effect to all assignments under this Master Assignment and Acceptance: $_____________________

[_]  Departing Lender**
Principal amount of assumed and assigned Interest after giving effect to all assignments under this Master Assignment and Acceptance: $0.00.

Name of Institution:



___________________________________

    by ___________________________________
         Name:
         Title:



____________________________________

* All new and ongoing Tranche B Lenders should check the top box, fill in the amounts of their allocations and sign this page.

** Departing Tranche B Lenders should check the lower box and sign this page.